Exhibit 99.1

Medidata Reports Second Quarter 2018 Results

NEW YORK--(BUSINESS WIRE)--July 24, 2018--Medidata (NASDAQ: MDSO) today announced its financial results for the second quarter of 2018.

“We executed well operationally and delivered strong business results this quarter and in the first half of the year, all while closing our largest acquisition to date,” said Tarek Sherif, chairman and chief executive officer, Medidata. “Providing the life sciences industry a next gen analytics solution for commercialization, and the addition of leading edge, real world evidence capabilities as part of our platform, positions Medidata to be the strategic partner for customers pursuing digital transformation.”

Second Quarter 2018 Results

  Total revenue was $155.9 million, an increase of $19.9 million, or 15%, compared with $136.0 million in the second quarter of 2017
  Subscription revenue was $130.5 million, an increase of $17.6 million, or 16%, compared with the same period last year. Professional services revenue was $25.4 million, an increase of $2.3 million, or 10%, compared with $23.1 million in the second quarter of 2017
  GAAP operating income was $12.8 million, up 1%, compared with $12.7 million in the second quarter of 2017. Non-GAAP operating income1 was $36.6 million, up 18%, compared with $31.0 million a year ago
  GAAP net income was $16.6 million, or $0.27 per diluted share, up 120%, compared with $7.5 million, or $0.13 per diluted share, in the second quarter of 2017. Non-GAAP net income1 was $26.4 million, or $0.43 per diluted share, up 46%, compared with $18.1 million, or $0.30 per diluted share, in the second quarter of 2017. See the non-GAAP reconciliation included in this release for full details of the non-GAAP adjustments
  GAAP net income includes a gain of $7.6 million on the company’s original investment in SHYFT
  Total cash and marketable securities were $477.4 million at the end of the quarter, compared with $663.3 million on December 31, 2017
  Remaining 2018 adjusted subscription backlog2 as of June 30, 2018 was $263 million, an increase of $40 million, or 18%, compared with a year ago

Additional Highlights:

  IDC’s report (Worldwide Life Science Software Market Shares, 2017), published this June, names Medidata as the global leader in Life Science Development Software revenue. The report cites that Medidata has extended its leadership position.
  Novartis partnered with SHYFT to support the commercialization of key therapies in Europe with insights-based analytics
  Medidata delivered the industry’s largest Synthetic Control Database in Acute Myeloid Leukemia (AML) to a top pharma company. This targeted approach highlights the breadth and value of the company’s clinical data repository.
  Three top 25 pharma customers added RAVE Imaging to their existing enterprise agreements, indicating how Medidata enables companies to address the increasing use of medical imaging in clinical trials
  A top 10 pharma customer adopted Edge Site Payments as their global payments platform
  On average, contracts were renewed at 24% above prior value on a trailing twelve-month basis

"We are on track to achieve our financial targets,” said Rouven Bergmann, chief financial officer, Medidata. “Our competitive position has never been stronger, with the acquisition of SHYFT and continued excellent enterprise renewal performance. On top of this, we increased EBITDAO by over 20% year to date.”

For the full year 2018, the company's guidance provided on June 12, 2018 is unchanged. Please refer to the reconciliation of forward-looking guidance included in this release for full details of the non-GAAP adjustments.

Conference call details:
Time:	Today, July 24, 8 a.m. ET

Live dial-in:	1-877-303-2528, domestic
1-847-829-0023, international

Webcast:	investor.mdsol.com

Replay:	1-800-585-8367, domestic
1-404-537-3406, international
Passcode: 7399978

About Medidata

Medidata is leading the digital transformation of life sciences with the world's most-used platform for clinical development, commercial and real-world data. Powered by artificial intelligence and delivered by #1 ranked industry experts, the Intelligent Platform for Life Sciences helps pharmaceutical, biotech, medical device companies and academic researchers accelerate value, minimize risk and optimize outcomes. Medidata serves more than 1,000 customers and partners worldwide and empowers more than 100,000 certified users every day to create hope for millions of patients. Discover the future of life sciences: www.mdsol.com

Cautionary Statement

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Medidata Solutions, Inc. (“Medidata”), including, but not limited to, statements about Medidata’s forecast of financial performance, products and services, business model, strategy and growth opportunities, and competitive position. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. Among other things, the risks and uncertainties include, those associated with possible fluctuations in our financial and operating results; integration activities, performance and financial impact of acquired companies; our ability to retain and expand our customer base or increase new business from those customers; our ability to continue to release, and gain customer acceptance of, new and improved versions of our products. For additional disclosure regarding these and other risks faced by Medidata, see disclosures contained in Medidata’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Medidata’s Annual Report on Form 10-K for the year ended December 31, 2017. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Medidata undertakes no obligation to update such statements as a result of new information, new developments or otherwise, except as required by law.

(1) Non-GAAP Financial Information

Medidata provides non-GAAP operating income, net income, and net income per share data as a supplement to its operating results. These measures are not in accordance with, or an alternative to, generally accepted accounting principles (GAAP), and may be different from non-GAAP measures used by other companies. Management uses these non-GAAP measures to evaluate its financial results, develop budgets, manage expenditures, and as an important factor in determining variable compensation. In addition, management believes, based on discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Medidata’s historical and projected future financial performance. While management believes these non-GAAP financial measures provide useful supplemental information to investors, there are inherent limitations associated with the use of non-GAAP financial measures. Investors are encouraged to review the attached reconciliations of these non-GAAP financial measures to the nearest comparable GAAP measures.

(2) Adjusted subscription backlog equals subscription backlog plus outstanding intra-year renewals valued at an amount equal to the contracts to be renewed.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Amounts in thousands, except per share data)
	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017		2018	2017
Revenues
Subscription	$130,486	$112,904	(3)	$257,305	$220,797	(3)
Professional services	25,419	23,123		47,798	42,874
Total revenues	155,905	136,027		305,103	263,671
Cost of revenues (1)(2)
Subscription	21,602	17,017		41,943	34,146
Professional services	15,899	14,903		31,860	28,388
Total cost of revenues	37,501	31,920		73,803	62,534
Gross profit	118,404	104,107		231,300	201,137
Operating costs and expenses
Research and development (1)	40,789	35,884		78,311	65,821
Sales and marketing (1)(2)	37,106	32,479	(3)	73,967	62,705	(3)
General and administrative (1)	27,672	23,083		52,859	47,071
Total operating costs and expenses	105,567	91,446		205,137	175,597
Operating income	12,837	12,661		26,163	25,540
Interest and other income (expense)
Interest expense	(5,700)	(4,383)		(11,275)	(8,710)
Interest income	2,328	1,328		4,416	2,499
Other income, net	7,729	—		7,633	—
Total interest and other income (expense), net	4,357	(3,055)		774	(6,211)
Income before income taxes	17,194	9,606		26,937	19,329
Provision for income taxes	605	2,065	(3)	23	1,808	(3)
Net income	$16,589	$7,541	(3)	$26,914	$17,521	(3)
Earnings per share
Basic	$0.29	$0.13	(3)	$0.47	$0.31	(3)
Diluted	$0.27	$0.13	(3)	$0.44	$0.30	(3)
Weighted average common shares outstanding
Basic	57,448	56,433		57,252	56,254
Diluted	60,874	59,835		60,564	59,051
(1) Stock-based compensation expense included in cost of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,506	$1,246		$2,774	$2,415
Research and development	3,319	3,427		6,173	6,262
Sales and marketing	2,917	1,836		5,561	3,011
General and administrative	7,377	6,183		13,766	11,325
Total stock-based compensation	$15,119	$12,692		$28,274	$23,013
(2) Amortization of intangible assets included in costs of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,205	$1,022		$2,299	$1,476
Sales and marketing	231	119		351	202
Total amortization of intangible assets	$1,436	$1,141		$2,650	$1,678

(3) Figures for the three and six months ended June 30, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of Accounting Standards Codification ("ASC") 606.

MEDIDATA SOLUTIONS, INC.
Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income and Non-GAAP Net Income (Unaudited)
(Amounts in thousands, except per share data)
	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017		2018	2017
Operating income:
GAAP operating income	$12,837	$12,661	(6)	$26,163	$25,540	(6)
GAAP operating margins	8.2%	9.3%	(6)	8.6%	9.7%	(6)
Stock-based compensation	15,119	12,692		28,274	23,013
Depreciation and amortization	8,405	5,589		16,218	10,065
Contingent consideration adjustment (1)	79	58		7	58
Cash compensation from acquisition-related agreements (2)	134	—		134	—
Non-GAAP operating income	$36,574	$31,000	(6)	$70,796	$58,676	(6)
Non-GAAP operating margins	23.5%	22.8%	(6)	23.2%	22.3%	(6)
Net income:
GAAP net income	$16,589	$7,541	(6)	$26,914	$17,521	(6)
Stock-based compensation	15,119	12,692		28,274	23,013
Amortization	1,436	1,141		2,650	1,678
Contingent consideration adjustment (1)	79	58		7	58
Cash compensation from acquisition-related agreements (2)	134	—		134	—
Non-cash interest expense (3)	3,963	3,648		7,871	7,246
Gain on step acquisition (4)	(7,648)	—		(7,648)	—
Tax impact on add-back items (5)	(3,271)	(7,016)		(7,822)	(12,798)
Non-GAAP net income	$26,401	$18,064	(6)	$50,380	$36,718	(6)
GAAP basic earnings per share	$0.29	$0.13	(6)	$0.47	$0.31	(6)
GAAP diluted earnings per share	$0.27	$0.13	(6)	$0.44	$0.30	(6)
Non-GAAP basic earnings per share	$0.46	$0.32	(6)	$0.88	$0.65	(6)
Non-GAAP diluted earnings per share	$0.43	$0.30	(6)	$0.83	$0.62	(6)
(1) Change in fair value of acquisition-related contingent consideration liabilities.
(2) Expense associated with acquisition-related cash compensation agreements entered into with certain employees of SHYFT Analytics, Inc. ("SHYFT").
(3) Non-cash interest expense includes amortization of debt discount and issuance costs on our 1.00% convertible senior notes issued in 2013 and amortization of issuance costs on our credit agreement entered into in 2017. We exclude this incremental non-cash interest expense for purposes of calculating non-GAAP net income. We believe that excluding these expenses from our non-GAAP measures is useful to investors because such incremental non-cash interest expense does not generate a cash outflow, nor do the debt issuance costs represent a cash outflow except in the period of issuance; therefore both are not indicative of our continuing operations.
(4) Elimination of gain recognized upon step acquisition of SHYFT.
(5) Tax impact calculated using tax rates of 25% and 40% for the periods ended June 30, 2018 and 2017, respectively.
(6) Figures for the three and six months ended June 30, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.

The table above presents a reconciliation of GAAP to non-GAAP operating income, net income, and net income per share applicable to common stockholders for the three and six months ended June 30, 2018 and 2017. Non-GAAP operating income excludes the impact of stock-based compensation, depreciation, amortization of intangible assets associated with acquisitions, adjustments to the fair value of contingent consideration, and cash compensation from acquisition-related agreements. Non-GAAP net income excludes the tax-affected impact of stock-based compensation, amortization of intangible assets associated with acquisitions, adjustments to the fair value of contingent consideration, cash compensation from acquisition-related agreements, non-cash interest expense, and gain on step acquisition.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Amounts in thousands, except per share data)
	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$120,298	$237,325
Marketable securities	287,603	246,967
Accounts receivable, net of allowance for doubtful accounts of $1,668 and $1,454, respectively	137,169	110,685
Prepaid commission expense	17,612	12,404
Prepaid expenses and other current assets	37,109	33,636
Total current assets	599,791	641,017
Restricted cash	5,523	5,518
Furniture, fixtures and equipment, net	93,088	88,091
Marketable securities, long-term	69,476	179,041
Goodwill	198,780	47,435
Intangible assets, net	54,938	17,587
Deferred income taxes, long-term	37,414	35,789
Other assets	43,775	46,755
Total assets	$1,102,785	$1,061,233
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$6,527	$5,009
Accrued payroll and other compensation	23,061	32,537
Accrued expenses and other	37,624	36,041
Deferred revenue	72,075	77,375
1.00% convertible senior notes, net	285,748	278,094
Total current liabilities	425,035	429,056
Noncurrent liabilities:
Term loan, net	91,906	92,841
Deferred revenue, less current portion	3,993	5,256
Deferred tax liabilities	100	99
Other long-term liabilities	20,395	21,371
Total noncurrent liabilities	116,394	119,567
Total liabilities	541,429	548,623
Commitments and contingencies
Stockholders' equity:
Preferred stock, par value $0.01 per share; 5,000 shares authorized, none issued and outstanding	—	—
Common stock, par value $0.01 per share; 200,000 shares authorized; 64,289 and 62,801 shares issued; 59,634 and 58,607 shares outstanding, respectively	643	628
Additional paid-in capital	527,336	486,147
Treasury stock, 4,655 and 4,194 shares, respectively	(150,964)	(132,705)
Accumulated other comprehensive loss	(4,490)	(3,377)
Retained earnings	188,831	161,917
Total stockholders' equity	561,356	512,610
Total liabilities and stockholders' equity	$1,102,785	$1,061,233

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Amounts in thousands)
	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities
Net income	$26,914	$17,521	(1)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible assets and depreciation	16,218	10,065
Stock-based compensation	28,274	23,013
Amortization of discounts or premiums on marketable securities	50	757
Deferred income taxes	106	2,406	(1)
Amortization of debt issuance costs	856	639
Amortization of debt discount	7,015	6,607
Provision for doubtful accounts	763	526
Loss (gain) on fixed asset disposal	127	(2)
Gain recognized on step acquisition	(7,648)	—
Changes in fair value of contingent consideration	7	58
Changes in operating assets and liabilities:
Accounts receivable	(27,247)	4,058
Prepaid commission expense	(7,205)	(5,514)	(1)
Prepaid expenses and other current assets	(3,008)	(12,366)	(1)
Other assets	1,591	1,171
Accounts payable	1,753	4,490
Accrued payroll and other compensation	(8,909)	(10,122)
Accrued expenses and other	(764)	5,313
Deferred revenue	(9,572)	11,198	(1)
Other long-term liabilities	4,455	884
Net cash provided by operating activities	23,776	60,702
Cash flows from investing activities
Purchase of furniture, fixtures and equipment	(19,520)	(16,642)
Purchase of available-for-sale securities	(69,214)	(157,228)
Proceeds from sale of available-for-sale securities	137,786	154,117
Acquisition of businesses, net of cash acquired	(178,568)	(22,941)
Net cash used in investing activities	(129,516)	(42,694)
Cash flows from financing activities
Proceeds from exercise of stock options	6,351	9,057
Proceeds from employee stock purchase plan	6,345	4,248
Acquisition of treasury stock	(18,257)	(14,785)
Term loan principal payments	(1,250)	—
Payment of acquisition-related earn-outs	(4,087)	—
Payment of credit facility financing costs	(175)	—
Net cash used in financing activities	(11,073)	(1,480)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(209)	414
Net (decrease) increase in cash, cash equivalents and restricted cash	(117,022)	16,942
Cash, cash equivalents and restricted cash – Beginning of period	242,843	99,279
Cash, cash equivalents and restricted cash – End of period	$125,821	$116,221

(1) Figures for the six months ended June 30, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.

MEDIDATA SOLUTIONS, INC.
Reconciliation of Forward-Looking GAAP Operating Income Guidance and GAAP Net Income Guidance to Non-GAAP Operating Income Guidance and Non-GAAP Net Income Guidance (Unaudited)
(Amounts in millions)
Estimated Full-Year 2018
Total revenues	$624.0 - $648.0

GAAP operating income:	$45.5- $53.5
Stock-based compensation (1)	64.0
Depreciation and amortization (1)	34.0
Contingent consideration adjustment (1)	0.5
Cash compensation from acquisition-related agreements (1)	2.0
Non-GAAP operating income	$146.0 - $154.0

GAAP net income:	$28.5 - $35.5
Stock-based compensation (1)	64.0
Amortization (1)	6.0
Non-cash interest expense (1)	10.0
Contingent consideration adjustment (1)	0.5
Cash compensation from acquisition-related agreements (1)	2.0
Tax impact on add-back items (2)	(20.5)
Non-GAAP net income	$90.5 - $97.5

Fully diluted share count	61.0

(1) Represents the estimated midpoint of our guidance range.
(2) Tax impact estimated using a 25% rate.

CONTACT:
Medidata Solutions
Investor:
Betsy Frank, 917-522-4620
bfrank@mdsol.com
or
Media:
Erik Snider, 646-362-2997
esnider@mdsol.com